Supplement dated June 3, 2015

To the Prospectuses dated May 1, 2015, for

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Insurance Policies

Investing in

NYLIAC Variable Universal Life Separate Account-I

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

and

To the Prospectuses dated May 1, 2014, as amended, for

NYLIAC Single Premium Variable Universal Life Insurance

New York Life Legacy Creator Single Premium Variable Universal Life Insurance

New York Life Lifetime Wealth Variable Universal Life

and

To the Prospectus dated May 1, 2008, as amended, for

NYLIAC Pinnacle Variable Universal Life Insurance

NYLIAC Pinnacle Survivorship Variable Universal Life Insurance

This supplement amends the prospectuses referenced above for the variable universal life insurance policies offered through the separate accounts referenced above, other than the prospectus, dated May 1, 2015 for NYLIAC Corporate Sponsored Variable Universal Life (the “Prospectuses”). You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

Please be advised that the liquidation of the Van Eck VIP Multi-Manager Alternatives Fund – Initial Class has been completed as of June 3, 2015 and all references contained in the Prospectuses to the Van Eck VIP Multi-Manager Alternatives Fund – Initial Class are hereby deleted.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010